SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 30, 2003

(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing

Agreement, dated as of June 1, 2003, providing for the issuance of the First Horizon Mortgage

Pass-Through Trust 2003-6, Mortgage Pass-Through Certificates, Series 2003-6).

FIRST HORIZON ASSET SECURITIES INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-100663	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way Irving, Texas	75063
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Item 5.	Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the “Commission”) on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the “Registration Statement”), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 31, 2002, and the related Prospectus Supplement, dated June 25, 2003 (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on June 27, 2003, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2003-6 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of June 30, 2003 (the “MLPA”), by and between First Horizon Home Loan Corporation (“FHHLC”) and the Registrant, FHHLC sold a pool of fixed rate, one-to four-family residential, first lien mortgage loans (the “Mortgage Loans”) to the Registrant. A copy of the MLPA is filed herewith as Exhibit 10.1.

On June 30, 2003, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of June 1, 2003 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $331,831,100 have been sold by the Registrant to (i) Morgan Stanley & Co. Incorporated (“Morgan Stanley”) pursuant to an Underwriting Agreement dated as of March 27, 2003 (the “Morgan Stanley Underwriting Agreement”), as supplemented by a Terms Agreement dated as of June 25, 2003, each by and among Morgan Stanley, the Registrant and FHHLC and (ii) J.P. Morgan Securities Inc. (“J.P. Morgan”) pursuant to an Underwriting Agreement dated as of September 24, 2002 (the “J.P. Morgan Underwriting Agreement”), as supplemented by a Terms Agreement dated as of June 25, 2003, each by and among J.P. Morgan, the Registrant and FHHLC. The Morgan Stanley Underwriting Agreement and the J.P. Morgan Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit 1.1 and Exhibit 1.2, respectively.

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Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of March 27, 2003, by and among Morgan Stanley, the Registrant and FHHLC*

1.2	Underwriting Agreement dated as of September 24, 2002, by and among J.P. Morgan, the Registrant and FHHLC**

4.1	Pooling and Servicing Agreement dated as of June 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of June 30, 2003, by and between FHHLC, as Seller, and the Registrant, as Purchaser

*	Previously filed with the Commission on April 10, 2003, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)
**	Previously filed with the Commission on October 15, 2002, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-73524)

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

July 8, 2003	By:	/s/ Wade Walker
Wade Walker Senior Vice President - Asset Securitization

INDEX TO EXHIBITS

Exhibit No.

1.1	Underwriting Agreement dated as of March 27, 2003, by and among Morgan Stanley, the Registrant and FHHLC*

1.2	Underwriting Agreement dated as of September 24, 2002, by and among J.P. Morgan, the Registrant and FHHLC**

4.1	Pooling and Servicing Agreement dated as of June 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of June 30, 2003, by and between FHHLC, as Seller, and the Registrant, as Purchaser

*	Previously filed with the Commission on April 10, 2003, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)
**	Previously filed with the Commission on October 15, 2002, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-73524)